Summary Prospectus February 1, 2010

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS BLUE CHIP FUND






CLASS/Ticker    A   KBCAX    B   KBCBX    C   KBCCX    INST   KBCIX    S   KBCSX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information and other information about the fund online at https://www.dws-investments.com/ mutualpros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling (800) 621-1048 (A, B, C), (800) 730-1313
(INST) and (800) 728-3337 (S) or asking your financial advisor. The prospectus and Statement of Additional Information, both dated February 1, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks growth of capital and of income.



FEES AND EXPENSES OF THE FUND


These are the fees you may pay when you buy and hold shares in this fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class in the prospectus (p. 21) and Purchase and Redemption of Shares in the fund's Statement of Additional Information (p. II-10).


SHAREHOLDER FEES (paid directly from your investment)


                                                A          B          C    INST      S
                                     ------------  ---------  ---------  ------  -----
Maximum sales charge (load) on pur-
chases, as % of offering price             5.75      None       None     None    None
------------------------------------       ----      --         --       ------  -----
Maximum contingent deferred sales
charge (load), as % of redemption
proceeds                               None(1)     4.00       1.00       None    None
------------------------------------   --------    ----       ----       ------  -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                            A          B          C        INST           S
                                    ---------  ---------  ---------  ----------  ----------
Management fee                          0.48       0.48       0.48       0.48        0.48
-----------------------------------     ----       ----       ----       ----        ----
Distribution/service
(12b-1) fees                            0.23       0.98       0.98      None        None
-----------------------------------     ----       ----       ----      -----       -----
Other expenses (includes an admin-
istrative fee)                          0.55       0.74       0.56       0.68        0.48
-----------------------------------     ----       ----       ----      -----       -----
TOTAL ANNUAL FUND OPERATING
EXPENSES                                1.26       2.20       2.02       1.16        0.96
-----------------------------------     ----       ----       ----      -----       -----

(1) Investments of $1 million or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



YEARS            A          B          C       INST          S
-------  ---------  ---------  ---------  ---------  ---------
1        $  696     $  623     $  305     $  118     $   98
--       ------     ------     ------     ------     ------
3        $  952     $  988     $  634     $  368     $  306
--       ------     ------     ------     ------     ------
5        $1,227     $1,380     $1,088     $  638     $  531
--       ------     ------     ------     ------     ------
10       $2,010     $2,077     $2,348     $1,409     $1,178
--       ------     ------     ------     ------     ------

You would pay the following expenses if you did not redeem your shares:



YEARS            A          B          C       INST          S
-------  ---------  ---------  ---------  ---------  ---------
1        $  696     $  223     $  205     $  118     $   98
--       ------     ------     ------     ------     ------
3        $  952     $  688     $  634     $  368     $  306
--       ------     ------     ------     ------     ------
5        $1,227     $1,180     $1,088     $  638     $  531
--       ------     ------     ------     ------     ------
10       $2,010     $2,077     $2,348     $1,409     $1,178
--       ------     ------     ------     ------     ------

Class B converts to Class A after six years; the Example for Class B reflects lower fees incurred in Class A after this conversion.


PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


During the most recent fiscal year, the fund's portfolio turnover rate was 82% of the average value of its portfolio.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500( (Reg. TM)) Index (generally the 500 largest companies in the US) and that portfolio management consider to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industry and strong management.

While the fund invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities.


MANAGEMENT PROCESS. Portfolio management looks for "blue chip" companies whose stock price is attractive relative to potential growth. Portfolio management uses both quantitative techniques and fundamental analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.


Portfolio management will normally sell a stock when they believe its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.



OTHER INVESTMENTS AND TECHNIQUES
--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes,or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.



                                       2
SUMMARY PROSPECTUS February 1, 2010                         DWS Blue Chip Fund

For more about fund risks, including additional risk factors not discussed in this summary prospectus, see the fund's prospectus and Statement of Additional Information.


PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). As always, past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]


  -8.67       -16.89      -22.66     28.74      15.54       7.23     14.19       3.16      -38.77     33.09
  2000        2001        2002       2003       2004       2005      2006       2007       2008       2009




Best Quarter: 18.03%, Q3 2009   Worst Quarter: -22.03%, Q4 2008

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

These returns include sales charges, if any. Performance of a broad-based index is shown for comparison. Indexes have no sales charges and cannot be invested in directly. After-tax returns (which are shown only for Class A and would be different for other classes) reflect the highest individual federal income tax rates in effect at the time, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan. Performance of Class B shares does not assume the conversion to Class A shares after six years.



                                 CLASS           1           5          10       SINCE
                             INCEPTION        YEAR       YEARS       YEARS   INCEPTION
                          ------------  ----------  ----------  ----------  ----------
CLASS A before tax        11/23/1987        25.43       -0.61       -1.65         -
------------------------- ----------        -----      ------      ------         -
  After tax on distribu-
  tions                                     25.43       -1.90       -2.35         -
  After tax on distribu-
  tions, with sale                          16.93       -0.82       -1.55         -
------------------------- ----------        -----      ------      ------         -
CLASS B before tax         5/31/1994        29.07       -0.42       -1.89         -
------------------------- ----------        -----      ------      ------         -
CLASS C before tax         5/31/1994        32.05       -0.20       -1.83         -
------------------------- ----------        -----      ------      ------         -
INST CLASS before tax     11/22/1995        33.20       0.95        -0.66         -
------------------------- ----------        -----      ------      ------         -
CLASS S before tax          2/1/2005        33.54          -           -        1.02
------------------------- ----------        -----      ------      ------       ----
RUSSELL 1000 INDEX                          28.43       0.79        -0.49         -
------------------------- ----------        -----      ------      ------       ----
Since Class S incep-
tion                                           -           -           -        1.33
------------------------- ----------        -----      ------      ------       ----
STANDARD & POOR'S
500 INDEX                                   26.46       0.42        -0.95         -
------------------------- ----------        -----      ------      ------       ----
Since Class S incep-
tion                                           -           -           -        0.93
------------------------- ----------        -----      ------      ------       ----

Class S index comparison began on 1/31/2005.


RUSSELL 1000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


On January 26, 2010, the Advisor announced its intention to transition members of your fund's portfolio management team who are part of its Quantitative Strategies Group out of the Advisor into a separate independent investment advisory firm that is not affiliated with the Advisor. In order for the fund to continue to benefit from the investment expertise offered by the affected portfolio managers, the Advisor has recommended to the fund's Board of Trustees the approval of a sub-advisory agreement between the Advisor and the newly created investment advisory firm (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement is subject to Board approval. If approved, the transition is expected to be completed during the second quarter of 2010.


PORTFOLIO MANAGER(S)

ROBERT WANG. Managing Director of Deutsche Asset Management and Portfolio Manager of the fund. Joined the fund in 2003.


JAMES B. FRANCIS, CFA. Director of Deutsche Asset Management and Portfolio Manager of the fund. Joined the fund in 2008.



                                       3
SUMMARY PROSPECTUS February 1, 2010                         DWS Blue Chip Fund

PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                                          AUTOMATIC
                                         UGMAS/          INVESTMENT
              NON-IRA            IRAS     UTMAS               PLANS
         ------------  --------------  --------  ------------------
A B C        1,000            500       1,000             500
-------      -----            ---       -----             ---
INST     1,000,000           N/A         N/A             N/A
-------  ---------           ----       -----            ----
S            2,500          1,000       1,000           1,000
-------  ---------          -----       -----           -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A and S shares. Institutional Class shares also have no additional investment minimum. The minimum additional investment for all other instances is $50. The maximum Automatic Investment Plan investment is $250,000.


TO PLACE ORDERS


MAIL           First Investment         DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A, B or C shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 9 a.m. - 6 p.m. ET
                                        Institutional Class shares: (800) 730-1313
                                        M - F 8:30 a.m. - 6 p.m. ET
TDD LINE                                (800) 728-3006, M - F 9 a.m. - 6 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Effective March 1, 2010, Class B shares will be closed to new purchases, except for exchanges and the reinvestment of dividends. Institutional Class shares are generally available only to qualified institutions. Class S shares are generally available only to existing Class S shareholders.



TAX INFORMATION


The fund's distributions (dividend and capital gains distributions are expected to be paid annually) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


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SUMMARY PROSPECTUS February 1, 2010                         DWS Blue Chip Fund
DBCF-SUM